Exhibit 10.1

Execution Version

SECOND AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT

THIS SECOND AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) dated as of June 10, 2019 between SEQUENTIAL BRANDS GROUP, INC., a Delaware corporation (the “Borrower”), the Guarantors party hereto, the Lenders party hereto, and WILMINGTON TRUST, NATIONAL ASSOCIATION, as administrative agent and collateral agent (the “Agent”), in consideration of the mutual covenants herein contained and benefits to be derived herefrom.

W I T N E S S E T H:

WHEREAS, the Borrower, the Guarantors, the Lenders and the Agent are party to that certain Third Amended and Restated Credit Agreement dated as of July 1, 2016 (as amended, restated, supplemented or modified and in effect as of the date hereof, the “Existing Credit Agreement”; the Existing Credit Agreement as amended hereby, the “Amended Credit Agreement”);

WHEREAS, the Borrower has entered into an Equity Purchase Agreement, dated as of April 16, 2019 (the “MSLO Purchase Agreement”) by and among the Borrower, as the Seller and Marquee Brands, LLC, a Delaware limited liability company, as the Buyer, pursuant to which the Borrower intends to sell all of the issued and outstanding Equity Interests (collectively, the “MSLO Shares”) of Martha Stewart Living Omnimedia, Inc. (collectively together with its subsidiaries, the “MSLO Entities”) as more fully described in the MSLO Purchase Agreement (the “MSLO Disposition”); and

WHEREAS, in connection with the MSLO Disposition, the Borrower, the Guarantors, the Required Lenders and the Agent (at the direction of the Required Lenders) have agreed to amend the Existing Credit Agreement as set forth herein.

NOW THEREFORE, in consideration of the mutual promises and agreements herein contained, the parties hereto hereby agree as follows:

1.         Incorporation of Terms.   All capitalized terms not otherwise defined herein shall have the same meaning as in the Amended Credit Agreement.

2.         Representations and Warranties.  The Borrower hereby represents and warrants that (i) no Default or Event of Default exists under the Existing Credit Agreement or under any other Loan Document on and as of the date hereof, and (ii) after giving effect to this Amendment, all representations and warranties contained in the Amended Credit Agreement and the other Loan Documents are true and correct, in all material respects, on and as of the date hereof, except (i) to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct as of such earlier date, and (ii) in the case of any representation and warranty qualified by materiality, they shall be true and correct in all respects.

3.         Amendments to Existing Credit Agreement.

a.          Section 1.01 of the Existing Credit Agreement is hereby amended by adding the following new definitions in appropriate alphabetical order:

“MSLO Disposition” has the meaning given to such term in the Second Amendment.

“MSLO Purchase Agreement” has the meaning given to such term in the Second Amendment.

“MSLO Shares” has the meaning given to such term in the Second Amendment.

“Second Amendment” means that certain Second Amendment to Third Amended and Restated Credit Agreement dated as of June 10, 2019.

“Second Amendment Effective Date” means the date that all conditions precedent as set forth in Section 4 of the Second Amendment have been satisfied.

b.         The definition of “Net Proceeds” as set forth in Section 1.01 of the Existing Credit Agreement is hereby amended by deleting each reference to “or MSLO Key Man Policy” and “or policy” therein.

c.          The definition of “Permitted Disposition” as set forth in Section 1.01 of the Existing Credit Agreement is hereby amended by deleting “and” at the end of clause (f) thereof, by re-lettering clause (g) as clause (h), and by adding the following new clause (g):

“(g)     subject to the prepayment requirements of Section 2.04(c)(ii), the MSLO Disposition; and”

d.         The definition of “Permitted Indebtedness” as set forth in Section 1.01 of the Existing Credit Agreement is hereby amended by adding the following proviso at the end of clause (i)(A):

“provided, further, in no event from and after the Second Amendment Effective Date shall Indebtedness be permitted to be borrowed, extended or incurred under the BoA Facility other than Revolving Credit Extensions (as defined in the BoA Credit Agreement as in effect on the Second Amendment Effective Date) in an aggregate amount not to exceed $5,000,000.”

e.          Section 1.01 of the Existing Credit Agreement is hereby amended by deleting the definitions of “MSLO” and “MSLO Key Man Policy” in their respective entireties.

f.          Section 2.04 of the Existing Credit Agreement is hereby amended as follows:

i.          by deleting clause (c) thereof in its entirety and by substituting the following in its stead:

“(c) In connection with (i) any Disposition of any Collateral (other than Permitted Dispositions of the type referred to in clauses (d), (e) and (f) of the definition thereof, other than with respect to Dispositions of Intellectual Property as set forth in clause (b) above and other than with respect to the MSLO Disposition as set forth in subclause (ii) below) in any Fiscal Year in excess of the Threshold Amount, the Borrower shall apply the aggregate Net Proceeds received in excess of the Threshold Amount to prepay the Loans (including L/C Borrowings) up to an amount which is equal to 100% of the Net Proceeds from the Disposition of such Collateral; provided however, that the Borrower shall have the right to reinvest such Net Proceeds, if such Net Proceeds are reinvested (or committed to be reinvested) or used to consummate an Acquisition of the type described in clause (ii)(a) of the definition of “Permitted Acquisition”, in each case, within 365 days and, if so committed to be reinvested or to consummate such Permitted Acquisition, so long as such reinvestment or Permitted Acquisition is actually completed within 180 days thereafter and (ii) the receipt of the Net Proceeds of the MSLO Disposition, the Borrower shall apply such Net Proceeds (x) received on the Second Amendment Effective Date (in each case in an amount as was separately agreed in writing by the Borrower and the Agent (at the direction of the Required Lenders)) as follows: (1) first, to the BoA Agent, with such Net Proceeds being used to repay Revolving Loans (as defined in the BoA Credit Agreement), (2) second, to BoA Agent, with such Net Proceeds being used to repay Tranche A-1 Term Loans (as defined in the BoA Credit Agreement) and (3) third, to the Borrower and (y) received after the Second Amendment Effective Date, within one Business Day of receipt thereof, to BoA Agent, with such Net Proceeds being used to repay Tranche A-1 Term Loans (as defined in the BoA Credit Agreement).”

g.         Section 5.10 of the Existing Credit Agreement is hereby amended by deleting the reference to “and MSLO Key Man Policy are” and substituting with “is”.

h.         Section 6.07 of the Existing Credit Agreement is hereby amended as follow:

i.          by deleting “(i)” at the beginning of clause (a) thereof,

ii.         by deleting the reference to “and (ii) MSLO Key Man Policy” in clause (a) thereof, and

iii.        by deleting clause (d) in its entirety.

i.          Section 7.03(a) of the Existing Credit Agreement is hereby amended by adding the following proviso immediately after “Permitted Indebtedness”

“; provided, however, that from and after the Second Amendment Effective Date the only Permitted Indebtedness that may be incurred by the Borrower shall be pursuant to clause (a) thereof but subject to the proviso added to clause (i)(A) in accordance with the Second Amendment.”

j.          Section 7.06 of the Existing Credit Agreement is hereby amended by deleting the last paragraph at the end of such Section beginning with the prepositional phrase “Notwithstanding the foregoing”.

4.         Conditions to Effectiveness.  This Amendment shall not be effective until each of the following conditions precedent has been fulfilled to the satisfaction of the Agent (at the direction of the Required Lenders):

a.          This Amendment shall have been duly executed and delivered by the Borrower, the other Loan Parties, and the Required Lenders, and the Agent shall have received evidence thereof.

b.         All action on the part of the Borrower and the other Loan Parties necessary for the valid execution, delivery and performance by the Borrower and the other Loan Parties of this Amendment and the other Loan Documents shall have been duly and effectively taken.

c.          The Agent and the Required Lenders shall have received a copy of the final MSLO Purchase Agreement and all schedules, exhibits and annexes thereto, and such other documents, instruments, and certificates relating to the MSLO Disposition as may be reasonably requested by the Required Lenders, and the MSLO Purchase Agreement shall not be amended in a manner that would be materially adverse to the Agent and the Required Lenders without the consent of the Agent and the Required Lenders.

d.         Prior to or contemporaneously with the effectiveness of this Amendment, the Borrower shall consummate the MSLO Disposition substantially in accordance with the terms and conditions set forth in the MSLO Purchase Agreement, without any amendment, modification or waiver of any of the terms or conditions thereof that would be materially adverse to the Agent and the Required Lenders without the consent of the Agent and the Required Lenders.

e.          The Agent shall have received an updated business plan giving pro forma effect to the MSLO Disposition.

f.          The Agent shall have received a fully executed copy of the Second Amendment to the BoA  Credit Agreement, dated as of the Second Amendment Effective Date (the “BoA Amendment”), providing consent to the MSLO Disposition and otherwise in form and substance reasonably satisfactory to the Agent (at the direction of the Required Lenders).

g.         After giving effect to this Amendment and the MSLO Disposition, no Default or Event of Default shall have occurred and be continuing.

h.         The Borrower shall have paid in full all fees and expenses of the Agent (including the reasonable and documented fees and expenses of counsel for the Agent) due and payable on or prior to the Second Amendment Effective Date, and in the case of expenses, to the extent invoiced at least one (1) Business Day prior to the Second Amendment Effective Date.

5.         Release of the MSLO Entities.  The Agent hereby acknowledges and agrees that, upon the consummation of the MSLO Disposition, without representation, warranty or recourse, (a) the Agent’s security interest in the Collateral pledged by the MSLO Entities shall be released and terminated, (b) the Agent is hereby authorized by the undersigned Lenders to deliver the release letter to the Borrower and the Buyer with respect to the release of the MSLO Entities, dated as of the date hereof, by and among the Loan Parties and the Agent and (c) the Agent or its counsel hereby agrees to file and/or deliver, all at the sole cost and expense of the Loan Parties, (i) the UCC‑3 termination statements with respect to the MSLO Entities and (ii) a release in relation to the Copyright Security Agreement, the Patent Security Agreement and the Trademark Security Agreement, granted by the MSLO Entities in favor of the Agent, in each case all in such form as prepared and agreed to by the Agent at the direction of the Required Lenders.

6.         Additional Amendment.  After the Second Amendment Effective Date, the Agent (at the direction of the Required Lenders), the KKR Representative, the Required Lenders and the Borrower shall use commercially reasonable efforts to further amend the Amended Credit Agreement and the BoA Credit Agreement (if necessary) to reflect certain adjustments and/or addbacks to be made to the definition of Consolidated EBITDA as a result of the MSLO Disposition, which such amounts shall be permitted only to the extent agreed, in writing, by the Borrower, the Agent and the Required Lenders on or prior to the date on which the applicable Compliance Certificate in respect of the applicable measurement period is delivered by the Borrower, and such other amendments as may reasonably agreed between the parties thereto.

7.         Amendment Fee.  On the Second Amendment Effective Date, the Borrower will pay an amendment fee to the Agent for the benefit of each Lender in the amount set forth in that side letter entered into between the Agent (at the direction of the Required Lenders) and the Borrower on the Second Amendment Effective Date.

8.         Consent to BoA Amendment.  The Agent, on behalf of itself and the Secured Parties, hereby consents to the terms and conditions of the BoA Amendment, and acknowledges and agrees that, on and after the Second Amendment Effective Date, all references in the Amended Credit Agreement and the Intercreditor Agreement to the “BoA Credit Agreement” or the “BofA Credit Agreement” shall mean and refer to the BoA Credit Agreement, as amended by the BoA Amendment.

9.         Binding Effect.  The terms and provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their heirs, representatives, successors and assigns.

10.       Reaffirmation of Obligations.  The Borrower hereby ratifies the Loan Documents and acknowledges and reaffirms (a) that it is bound by all terms of the Loan Documents applicable to it and (b) that it is responsible for the observance and full performance of its respective Obligations.

11.       Loan Document.  This Amendment shall constitute a Loan Document under the terms of the Amended Credit Agreement.

12.       Multiple Counterparts.   This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract.  Delivery of an executed counterpart of a signature page of this Amendment by telecopy, pdf or other electronic transmission shall be as effective as delivery of a manually executed counterpart of this Amendment.

13.       Governing Law.  THIS AMENDMENT AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION, WHETHER IN LAW OR EQUITY, WHETHER IN CONTRACT OR IN TORT OR OTHERWISE BASED UPON, ARISING OUT OF OR RELATING TO THIS AMENDMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

14.       Consent to Jurisdiction; Service of Process; Waiver of Jury Trial.  The jurisdiction, service of process and waiver of jury trial provisions set forth in Sections 10.14 and 10.15 of the Amended Credit Agreement are hereby incorporated by reference, mutatis mutandis.

15.       Agent Authorization.  Each of the undersigned Lenders hereby authorizes Agent to execute and deliver this Amendment and the side letter referenced in Section 7 on its behalf and, by its execution below, each of the undersigned Lenders agrees to be bound by the terms and conditions of this Amendment.

IN WITNESS WHEREOF, this Amendment has been duly executed and delivered by each of the parties hereto as of the date first above written.

BORROWER:

SEQUENTIAL BRANDS GROUP, INC.

By:	/s/ Peter Lops
Name:	Peter Lops
Title:	Chief Financial Officer

GUARANTORS:

SQBG, INC.

By:	/s/ Peter Lops
Name:	Peter Lops
Title:	Chief Financial Officer

SEQUENTIAL LICENSING, INC.

By:	/s/ Peter Lops
Name:	Peter Lops
Title:	Chief Financial Officer

WILLIAM RAST LICENSING, LLC

By:	/s/ Peter Lops
Name:	Peter Lops
Title:	Chief Financial Officer

HEELING SPORTS LIMITED

By:	/s/ Peter Lops
Name:	Peter Lops
Title:	Chief Financial Officer

B®AND MATTER, LLC

By:	/s/ Peter Lops
Name:	Peter Lops
Title:	Chief Financial Officer

[Signature Page to Second Amendment to Third Amended and Restated Credit Agreement]

SBG FM, LLC

By:	/s/ Peter Lops
Name:	Peter Lops
Title:	Chief Financial Officer

SBG UNIVERSE BRANDS, LLC

By:	/s/ Peter Lops
Name:	Peter Lops
Title:	Chief Financial Officer

GALAXY BRANDS LLC

By:	/s/ Peter Lops
Name:	Peter Lops
Title:	Chief Financial Officer

THE BASKETBALL MARKETING COMPANY, INC.

By:	/s/ Peter Lops
Name:	Peter Lops
Title:	Chief Financial Officer

AMERICAN SPORTING GOODS CORPORATION

By:	/s/ Peter Lops
Name:	Peter Lops
Title:	Chief Financial Officer

LNT BRANDS LLC

By:	/s/ Peter Lops
Name:	Peter Lops
Title:	Chief Financial Officer

JOE’S HOLDINGS LLC

By:	/s/ Peter Lops
Name:	Peter Lops
Title:	Chief Financial Officer

[Signature Page to Second Amendment to Third Amended and Restated Credit Agreement]

GAIAM BRAND HOLDCO, LLC

By:	/s/ Peter Lops
Name:	Peter Lops
Title:	Chief Financial Officer

GAIAM AMERICAS, INC.

By:	/s/ Peter Lops
Name:	Peter Lops
Title:	Chief Financial Officer

SBG-GAIAM HOLDINGS, LLC

By:	/s/ Peter Lops
Name:	Peter Lops
Title:	Chief Financial Officer

[Signature Page to Second Amendment to Third Amended and Restated Credit Agreement]

WILMINGTON TRUST, NATIONAL ASSOCIATION, as Agent

By:	/s/ Andrew Lennon
Name:	Andrew Lennon
Title:	Banking Officer

[Signature Page to Second Amendment to Third Amended and Restated Credit Agreement]

LENDERS:

FS KKR CAPITAL CORP

By:	/s/ Jeffrey M. Smith
Name:	Jeffrey M. Smith
Title:	Authorized Signatory

DARBY CREEK LLC

By:	/s/ Jeffrey M. Smith
Name:	Jeffrey M. Smith
Title:	Authorized Signatory

FS INVESTMENT CORPORATION II

By:	/s/ Jeffrey M. Smith
Name:	Jeffrey M. Smith
Title:	Authorized Signatory

DUNLAP FUNDING LLC

By:	/s/ Jeffrey M. Smith
Name:	Jeffrey M. Smith
Title:	Authorized Signatory

FS INVESTMENT CORPORATION III

By:	/s/ Jeffrey M. Smith
Name:	Jeffrey M. Smith
Title:	Authorized Signatory

[Signature Page to Second Amendment to Third Amended and Restated Credit Agreement]

APOLLO CENTRE STREET PARTNERSHIP, L.P.
By:	Apollo Centre Street Advisors (APO DC), L.P., its general partner
By:	Apollo Centre Street Advisors (APO DC‐GP), LLC, its general partner

By:	/s/ Joseph D. Glatt
Name:	Joseph D. Glatt
Title:	Vice President

APOLLO UNION STREET PARTNERS, L.P.
By:	Apollo Union Street Advisors, L.P., its General Partner
By:	Apollo Union Street Capital Management, LLC, its General Partner

By:	/s/ Joseph D. Glatt
Name:	Joseph D. Glatt
Title:	Vice President

APOLLO KINGS ALLEY CREDIT FUND, LP

By:	Apollo Kings Alley Credit Advisors, L.P., its general partner
By:	Apollo Kings Alley Credit Capital Management, LLC, its general partner

By:	/s/ Joseph D. Glatt
Name:	Joseph D. Glatt
Title:	Vice President

APOLLO MOULTRIE CREDIT FUND, L.P.
By:	Apollo Moultrie Credit Fund Management, LLC, its investment manager

By:	/s/ Joseph D. Glatt
Name:	Joseph D. Glatt
Title:	Vice President

[Signature Page to Second Amendment to Third Amended and Restated Credit Agreement]

APOLLO TACTICAL VALUE SPN INVESTMENTS, L.P.
By:	Apollo Tactical Value SPN Advisors (APO DC), L.P., its General Partner
By:	Apollo Tactical Value SPN Capital Management (APO DC-GP), LLC, its General Partner

By:	/s/ Joseph D. Glatt
Name:	Joseph D. Glatt
Title:	Vice President

APOLLO INVESTMENT CORPORATION
By:	Apollo Investment Management, L.P., as Advisor
By:	ACC Management, LLC, as its General Partner

By:	/s/ Joseph D. Glatt
Name:	Joseph D. Glatt
Title:	Vice President

[Signature Page to Second Amendment to Third Amended and Restated Credit Agreement]